Exhibit 24
POWER OF ATTORNEY TO EXECUTE
SECURITIES AND EXCHANGE COMMISSION
FORM 10-K ANNUAL REPORT FOR YEAR
ENDED DECEMBER 31, 2004 FOR
REPUBLIC BANCORP INC.

KNOW ALL MEN BY THESE PRESENTS that each of the undersigned, as members of the Board of Directors of Republic Bancorp Inc. (the “Company”) hereby appoints Dana M. Cluckey, President and Chief Executive Officer, and Thomas F. Menacher, Executive Vice President, Treasurer and Chief Financial Officer of the Company, and each of them, as the undersigned’s agents and attorneys in fact to act for and on behalf of the undersigned in signing and executing the Securities and Exchange Commission Form 10-K 2004 Annual Report for the Company, and any amendment thereto, in delivering and filing the same with the Securities and Exchange Commission and in distributing the 2004 Annual Report to the shareholders of the Company and other interested parties.

IN WITNESS WHEREOF the undersigned has caused these presents to be executed this 9th day of March, 2005.

/s/ Jerry D. Campbell
Jerry D. Campbell

POWER OF ATTORNEY TO EXECUTE
SECURITIES AND EXCHANGE COMMISSION
FORM 10-K ANNUAL REPORT FOR YEAR
ENDED DECEMBER 31, 2004 FOR
REPUBLIC BANCORP INC.

KNOW ALL MEN BY THESE PRESENTS that each of the undersigned, as members of the Board of Directors of Republic Bancorp Inc. (the “Company”) hereby appoints Dana M. Cluckey, President and Chief Executive Officer, and Thomas F. Menacher, Executive Vice President, Treasurer and Chief Financial Officer of the Company, and each of them, as the undersigned’s agents and attorneys in fact to act for and on behalf of the undersigned in signing and executing the Securities and Exchange Commission Form 10-K 2004 Annual Report for the Company, and any amendment thereto, in delivering and filing the same with the Securities and Exchange Commission and in distributing the 2004 Annual Report to the shareholders of the Company and other interested parties.

IN WITNESS WHEREOF the undersigned has caused these presents to be executed this 9th day of March, 2005.

/s/ George J. Butvilas
George J. Butvilas

POWER OF ATTORNEY TO EXECUTE
SECURITIES AND EXCHANGE COMMISSION
FORM 10-K ANNUAL REPORT FOR YEAR
ENDED DECEMBER 31, 2004 FOR
REPUBLIC BANCORP INC.

KNOW ALL MEN BY THESE PRESENTS that each of the undersigned, as members of the Board of Directors of Republic Bancorp Inc. (the “Company”) hereby appoints Dana M. Cluckey, President and Chief Executive Officer, and Thomas F. Menacher, Executive Vice President, Treasurer and Chief Financial Officer of the Company, and each of them, as the undersigned’s agents and attorneys in fact to act for and on behalf of the undersigned in signing and executing the Securities and Exchange Commission Form 10-K 2004 Annual Report for the Company, and any amendment thereto, in delivering and filing the same with the Securities and Exchange Commission and in distributing the 2004 Annual Report to the shareholders of the Company and other interested parties.

IN WITNESS WHEREOF the undersigned has caused these presents to be executed this 9th day of March, 2005.

/s/ Lee E. Benz
Lee E. Benz

POWER OF ATTORNEY TO EXECUTE
SECURITIES AND EXCHANGE COMMISSION
FORM 10-K ANNUAL REPORT FOR YEAR
ENDED DECEMBER 31, 2004 FOR
REPUBLIC BANCORP INC.

KNOW ALL MEN BY THESE PRESENTS that each of the undersigned, as members of the Board of Directors of Republic Bancorp Inc. (the “Company”) hereby appoints Dana M. Cluckey, President and Chief Executive Officer, and Thomas F. Menacher, Executive Vice President, Treasurer and Chief Financial Officer of the Company, and each of them, as the undersigned’s agents and attorneys in fact to act for and on behalf of the undersigned in signing and executing the Securities and Exchange Commission Form 10-K 2004 Annual Report for the Company, and any amendment thereto, in delivering and filing the same with the Securities and Exchange Commission and in distributing the 2004 Annual Report to the shareholders of the Company and other interested parties.

IN WITNESS WHEREOF the undersigned has caused these presents to be executed this 9th day of March, 2005.

/s/ Mary P. Cauley
Mary P. Cauley

POWER OF ATTORNEY TO EXECUTE
SECURITIES AND EXCHANGE COMMISSION
FORM 10-K ANNUAL REPORT FOR YEAR
ENDED DECEMBER 31, 2004 FOR
REPUBLIC BANCORP INC.

KNOW ALL MEN BY THESE PRESENTS that each of the undersigned, as members of the Board of Directors of Republic Bancorp Inc. (the “Company”) hereby appoints Dana M. Cluckey, President and Chief Executive Officer, and Thomas F. Menacher, Executive Vice President, Treasurer and Chief Financial Officer of the Company, and each of them, as the undersigned’s agents and attorneys in fact to act for and on behalf of the undersigned in signing and executing the Securities and Exchange Commission Form 10-K 2004 Annual Report for the Company, and any amendment thereto, in delivering and filing the same with the Securities and Exchange Commission and in distributing the 2004 Annual Report to the shareholders of the Company and other interested parties.

IN WITNESS WHEREOF the undersigned has caused these presents to be executed this 9th day of March, 2005.

/s/ Richard J. Cramer, Sr.
Richard J. Cramer, Sr.

POWER OF ATTORNEY TO EXECUTE
SECURITIES AND EXCHANGE COMMISSION
FORM 10-K ANNUAL REPORT FOR YEAR
ENDED DECEMBER 31, 2004 FOR
REPUBLIC BANCORP INC.

KNOW ALL MEN BY THESE PRESENTS that each of the undersigned, as members of the Board of Directors of Republic Bancorp Inc. (the “Company”) hereby appoints Dana M. Cluckey, President and Chief Executive Officer, and Thomas F. Menacher, Executive Vice President, Treasurer and Chief Financial Officer of the Company, and each of them, as the undersigned’s agents and attorneys in fact to act for and on behalf of the undersigned in signing and executing the Securities and Exchange Commission Form 10-K 2004 Annual Report for the Company, and any amendment thereto, in delivering and filing the same with the Securities and Exchange Commission and in distributing the 2004 Annual Report to the shareholders of the Company and other interested parties.

IN WITNESS WHEREOF the undersigned has caused these presents to be executed this 9th day of March, 2005.

/s/ Barry J. Eckhold
Barry J. Eckhold

POWER OF ATTORNEY TO EXECUTE
SECURITIES AND EXCHANGE COMMISSION
FORM 10-K ANNUAL REPORT FOR YEAR
ENDED DECEMBER 31, 2004 FOR
REPUBLIC BANCORP INC.

KNOW ALL MEN BY THESE PRESENTS that each of the undersigned, as members of the Board of Directors of Republic Bancorp Inc. (the “Company”) hereby appoints Dana M. Cluckey, President and Chief Executive Officer, and Thomas F. Menacher, Executive Vice President, Treasurer and Chief Financial Officer of the Company, and each of them, as the undersigned’s agents and attorneys in fact to act for and on behalf of the undersigned in signing and executing the Securities and Exchange Commission Form 10-K 2004 Annual Report for the Company, and any amendment thereto, in delivering and filing the same with the Securities and Exchange Commission and in distributing the 2004 Annual Report to the shareholders of the Company and other interested parties.

IN WITNESS WHEREOF the undersigned has caused these presents to be executed this 9th day of March, 2005.

/s/ Gary Hurand
Gary Hurand

POWER OF ATTORNEY TO EXECUTE
SECURITIES AND EXCHANGE COMMISSION
FORM 10-K ANNUAL REPORT FOR YEAR
ENDED DECEMBER 31, 2004 FOR
REPUBLIC BANCORP INC.

KNOW ALL MEN BY THESE PRESENTS that each of the undersigned, as members of the Board of Directors of Republic Bancorp Inc. (the “Company”) hereby appoints Dana M. Cluckey, President and Chief Executive Officer, and Thomas F. Menacher, Executive Vice President, Treasurer and Chief Financial Officer of the Company, and each of them, as the undersigned’s agents and attorneys in fact to act for and on behalf of the undersigned in signing and executing the Securities and Exchange Commission Form 10-K 2004 Annual Report for the Company, and any amendment thereto, in delivering and filing the same with the Securities and Exchange Commission and in distributing the 2004 Annual Report to the shareholders of the Company and other interested parties.

IN WITNESS WHEREOF the undersigned has caused these presents to be executed this 9th day of March, 2005.

/s/ Dennis J. Ibold
Dennis J. Ibold

POWER OF ATTORNEY TO EXECUTE
SECURITIES AND EXCHANGE COMMISSION
FORM 10-K ANNUAL REPORT FOR YEAR
ENDED DECEMBER 31, 2004 FOR
REPUBLIC BANCORP INC.

KNOW ALL MEN BY THESE PRESENTS that each of the undersigned, as members of the Board of Directors of Republic Bancorp Inc. (the “Company”) hereby appoints Dana M. Cluckey, President and Chief Executive Officer, and Thomas F. Menacher, Executive Vice President, Treasurer and Chief Financial Officer of the Company, and each of them, as the undersigned’s agents and attorneys in fact to act for and on behalf of the undersigned in signing and executing the Securities and Exchange Commission Form 10-K 2004 Annual Report for the Company, and any amendment thereto, in delivering and filing the same with the Securities and Exchange Commission and in distributing the 2004 Annual Report to the shareholders of the Company and other interested parties.

IN WITNESS WHEREOF the undersigned has caused these presents to be executed this 9th day of March, 2005.

/s/ Stanley A. Jacobson
Stanley A. Jacobson

POWER OF ATTORNEY TO EXECUTE
SECURITIES AND EXCHANGE COMMISSION
FORM 10-K ANNUAL REPORT FOR YEAR
ENDED DECEMBER 31, 2004 FOR
REPUBLIC BANCORP INC.

KNOW ALL MEN BY THESE PRESENTS that each of the undersigned, as members of the Board of Directors of Republic Bancorp Inc. (the “Company”) hereby appoints Dana M. Cluckey, President and Chief Executive Officer, and Thomas F. Menacher, Executive Vice President, Treasurer and Chief Financial Officer of the Company, and each of them, as the undersigned’s agents and attorneys in fact to act for and on behalf of the undersigned in signing and executing the Securities and Exchange Commission Form 10-K 2004 Annual Report for the Company, and any amendment thereto, in delivering and filing the same with the Securities and Exchange Commission and in distributing the 2004 Annual Report to the shareholders of the Company and other interested parties.

IN WITNESS WHEREOF the undersigned has caused these presents to be executed this 9th day of March, 2005.

/s/ John J. Lennon
John J. Lennon

POWER OF ATTORNEY TO EXECUTE
SECURITIES AND EXCHANGE COMMISSION
FORM 10-K ANNUAL REPORT FOR YEAR
ENDED DECEMBER 31, 2004 FOR
REPUBLIC BANCORP INC.

KNOW ALL MEN BY THESE PRESENTS that each of the undersigned, as members of the Board of Directors of Republic Bancorp Inc. (the “Company”) hereby appoints Dana M. Cluckey, President and Chief Executive Officer, and Thomas F. Menacher, Executive Vice President, Treasurer and Chief Financial Officer of the Company, and each of them, as the undersigned’s agents and attorneys in fact to act for and on behalf of the undersigned in signing and executing the Securities and Exchange Commission Form 10-K 2004 Annual Report for the Company, and any amendment thereto, in delivering and filing the same with the Securities and Exchange Commission and in distributing the 2004 Annual Report to the shareholders of the Company and other interested parties.

IN WITNESS WHEREOF the undersigned has caused these presents to be executed this 9th day of March, 2005.

/s/ Milton F. Lutz, II
Milton F. Lutz, II

POWER OF ATTORNEY TO EXECUTE
SECURITIES AND EXCHANGE COMMISSION
FORM 10-K ANNUAL REPORT FOR YEAR
ENDED DECEMBER 31, 2004 FOR
REPUBLIC BANCORP INC.

KNOW ALL MEN BY THESE PRESENTS that each of the undersigned, as members of the Board of Directors of Republic Bancorp Inc. (the “Company”) hereby appoints Dana M. Cluckey, President and Chief Executive Officer, and Thomas F. Menacher, Executive Vice President, Treasurer and Chief Financial Officer of the Company, and each of them, as the undersigned’s agents and attorneys in fact to act for and on behalf of the undersigned in signing and executing the Securities and Exchange Commission Form 10-K 2004 Annual Report for the Company, and any amendment thereto, in delivering and filing the same with the Securities and Exchange Commission and in distributing the 2004 Annual Report to the shareholders of the Company and other interested parties.

IN WITNESS WHEREOF the undersigned has caused these presents to be executed this 9th day of March, 2005.

/s/ Kelly E. Miller
Kelly E. Miller

POWER OF ATTORNEY TO EXECUTE
SECURITIES AND EXCHANGE COMMISSION
FORM 10-K ANNUAL REPORT FOR YEAR
ENDED DECEMBER 31, 2004 FOR
REPUBLIC BANCORP INC.

KNOW ALL MEN BY THESE PRESENTS that each of the undersigned, as members of the Board of Directors of Republic Bancorp Inc. (the “Company”) hereby appoints Dana M. Cluckey, President and Chief Executive Officer, and Thomas F. Menacher, Executive Vice President, Treasurer and Chief Financial Officer of the Company, and each of them, as the undersigned’s agents and attorneys in fact to act for and on behalf of the undersigned in signing and executing the Securities and Exchange Commission Form 10-K 2004 Annual Report for the Company, and any amendment thereto, in delivering and filing the same with the Securities and Exchange Commission and in distributing the 2004 Annual Report to the shareholders of the Company and other interested parties.

IN WITNESS WHEREOF the undersigned has caused these presents to be executed this 9th day of March, 2005.

/s/ Randolph P. Piper
Randolph P. Piper

POWER OF ATTORNEY TO EXECUTE
SECURITIES AND EXCHANGE COMMISSION
FORM 10-K ANNUAL REPORT FOR YEAR
ENDED DECEMBER 31, 2004 FOR
REPUBLIC BANCORP INC.

KNOW ALL MEN BY THESE PRESENTS that each of the undersigned, as members of the Board of Directors of Republic Bancorp Inc. (the “Company”) hereby appoints Dana M. Cluckey, President and Chief Executive Officer, and Thomas F. Menacher, Executive Vice President, Treasurer and Chief Financial Officer of the Company, and each of them, as the undersigned’s agents and attorneys in fact to act for and on behalf of the undersigned in signing and executing the Securities and Exchange Commission Form 10-K 2004 Annual Report for the Company, and any amendment thereto, in delivering and filing the same with the Securities and Exchange Commission and in distributing the 2004 Annual Report to the shareholders of the Company and other interested parties.

IN WITNESS WHEREOF the undersigned has caused these presents to be executed this 9th day of March, 2005.

/s/ Isaac J. Powell, MD
Isaac J. Powell, MD

POWER OF ATTORNEY TO EXECUTE
SECURITIES AND EXCHANGE COMMISSION
FORM 10-K ANNUAL REPORT FOR YEAR
ENDED DECEMBER 31, 2004 FOR
REPUBLIC BANCORP INC.

KNOW ALL MEN BY THESE PRESENTS that each of the undersigned, as members of the Board of Directors of Republic Bancorp Inc. (the “Company”) hereby appoints Dana M. Cluckey, President and Chief Executive Officer, and Thomas F. Menacher, Executive Vice President, Treasurer and Chief Financial Officer of the Company, and each of them, as the undersigned’s agents and attorneys in fact to act for and on behalf of the undersigned in signing and executing the Securities and Exchange Commission Form 10-K 2004 Annual Report for the Company, and any amendment thereto, in delivering and filing the same with the Securities and Exchange Commission and in distributing the 2004 Annual Report to the shareholders of the Company and other interested parties.

IN WITNESS WHEREOF the undersigned has caused these presents to be executed this 9th day of March, 2005.

/s/ William C. Rands, III
William C. Rands, III

POWER OF ATTORNEY TO EXECUTE
SECURITIES AND EXCHANGE COMMISSION
FORM 10-K ANNUAL REPORT FOR YEAR
ENDED DECEMBER 31, 2004 FOR
REPUBLIC BANCORP INC.

KNOW ALL MEN BY THESE PRESENTS that each of the undersigned, as members of the Board of Directors of Republic Bancorp Inc. (the “Company”) hereby appoints Dana M. Cluckey, President and Chief Executive Officer, and Thomas F. Menacher, Executive Vice President, Treasurer and Chief Financial Officer of the Company, and each of them, as the undersigned’s agents and attorneys in fact to act for and on behalf of the undersigned in signing and executing the Securities and Exchange Commission Form 10-K 2004 Annual Report for the Company, and any amendment thereto, in delivering and filing the same with the Securities and Exchange Commission and in distributing the 2004 Annual Report to the shareholders of the Company and other interested parties.

IN WITNESS WHEREOF the undersigned has caused these presents to be executed this 9th day of March, 2005.

/s/ B. Thomas M. Smith, Jr.
B. Thomas M. Smith, Jr.

POWER OF ATTORNEY TO EXECUTE
SECURITIES AND EXCHANGE COMMISSION
FORM 10-K ANNUAL REPORT FOR YEAR
ENDED DECEMBER 31, 2004 FOR
REPUBLIC BANCORP INC.

KNOW ALL MEN BY THESE PRESENTS that each of the undersigned, as members of the Board of Directors of Republic Bancorp Inc. (the “Company”) hereby appoints Dana M. Cluckey, President and Chief Executive Officer, and Thomas F. Menacher, Executive Vice President, Treasurer and Chief Financial Officer of the Company, and each of them, as the undersigned’s agents and attorneys in fact to act for and on behalf of the undersigned in signing and executing the Securities and Exchange Commission Form 10-K 2004 Annual Report for the Company, and any amendment thereto, in delivering and filing the same with the Securities and Exchange Commission and in distributing the 2004 Annual Report to the shareholders of the Company and other interested parties.

IN WITNESS WHEREOF the undersigned has caused these presents to be executed this 9th day of March, 2005.

/s/ Jeoffrey K. Stross, MD
Jeoffrey K. Stross, MD

POWER OF ATTORNEY TO EXECUTE
SECURITIES AND EXCHANGE COMMISSION
FORM 10-K ANNUAL REPORT FOR YEAR
ENDED DECEMBER 31, 2004 FOR
REPUBLIC BANCORP INC.

KNOW ALL MEN BY THESE PRESENTS that each of the undersigned, as members of the Board of Directors of Republic Bancorp Inc. (the “Company”) hereby appoints Dana M. Cluckey, President and Chief Executive Officer, and Thomas F. Menacher, Executive Vice President, Treasurer and Chief Financial Officer of the Company, and each of them, as the undersigned’s agents and attorneys in fact to act for and on behalf of the undersigned in signing and executing the Securities and Exchange Commission Form 10-K 2004 Annual Report for the Company, and any amendment thereto, in delivering and filing the same with the Securities and Exchange Commission and in distributing the 2004 Annual Report to the shareholders of the Company and other interested parties.

IN WITNESS WHEREOF the undersigned has caused these presents to be executed this 9th day of March, 2005.

/s/ Steven E. Zack
Steven E. Zack